EXHIBIT 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of SteelCloud, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

March 15, 2006	By:	/s/ Kevin Murphy

Name: Kevin Murphy
Title: Chief Financial Officer

25